UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-05482

DWS High Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

NOVEMBER 30, 2010 Annual Report to Shareholders

DWS High Income Trust Ticker Symbol: KHI

Contents
3 Performance Summary
5 Portfolio Management Review
10 Portfolio Summary
12 Investment Portfolio
28 Statement of Assets and Liabilities
30 Statement of Operations
31 Statement of Cash Flows
32 Statement of Changes in Net Assets
33 Financial Highlights
35 Notes to Financial Statements
45 Report of Independent Registered Public Accounting Firm
46 Tax Information
46 Other Information
47 Dividend Reinvestment Plan
49 Investment Management Agreement Approval
54 Board Members and Officers
58 Additional Information

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any losses. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2010

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during the 3-year, 5-year and 10-year periods shown reflect fee reductions. Without these fee reductions, returns and rankings would have been lower.
Average Annual Total Returns as of 11/30/10
DWS High Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	19.83%	7.90%	7.04%	8.67%
Based on Market Price(a)	34.66%	12.84%	2.08%	7.23%
Credit Suisse High Yield Index(b)	15.61%	8.57%	8.18%	9.13%
Lipper Closed-End High Current Yield Funds (Leveraged) Category(c)	20.22%	.98%	2.46%	7.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

(b) Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

(c) Lipper's Closed-End High Current Yield Funds (Leveraged) category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End High Current Yield Funds (Leveraged) category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Net Asset Value and Market Price
	As of 11/30/10	As of 11/30/09
Net Asset Value	$9.70	$8.89
Market Price	$10.02	$8.18

Prices and net asset value fluctuate and are not guaranteed.
Distribution Information
Twelve Months as of 11/30/10: Income Dividends	$.87
November Income Dividend	$.07
Current Annualized Distribution Rate (Based on Net Asset Value) as of 11/30/10+	8.66%
Current Annualized Distribution Rate (Based on Market Price) as of 11/30/10+	8.38%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End High Current Yield Funds (Leveraged) Category as of 11/30/10
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	18	of	35	50
3-Year	12	of	34	35
5-Year	15	of	30	49
10-Year	3	of	18	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

DWS High Income Trust

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Trust. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Manager

Gary Russell, CFA

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The fund seeks, through a professionally managed, diversified portfolio of income-producing securities, the highest current income obtainable consistent with reasonable risk as determined by the Advisor. As a secondary objective, the fund seeks capital gains where consistent with its primary objective. The fund may utilize leverage in the form of bank borrowings under a secured line of credit.

High-yield bonds delivered an outstanding return during the fund's annual reporting period. The Credit Suisse High Yield Index — the fund's benchmark — returned 15.61%, strongly outperforming the 6.02% return of the broader US bond market, as gauged by the Barclays Capital US Aggregate Bond Index.1,2 The Credit Suisse High Yield Index has also outpaced the Barclays Capital US Aggregate Bond Index during the 3-, 5- and 10-year periods ended November 30, 2010.

The outperformance of high-yield bonds resulted from both a favorable environment for the broader financial markets and from several positive developments specific to the asset class.

Looking first at the overall market backdrop, the key factor for the high-yield sector was the extremely low rates available in government bonds and short-term fixed-income investments. Investors were compelled to look for opportunities in higher-risk segments of the market, such as high-yield bonds, in order to generate yield in their portfolios. While short-lived bouts of increased risk aversion weighed on the high-yield market at various times throughout the year, in general, the accommodative policy of the US Federal Reserve Board (the Fed) gave investors the "green light" to take on more risk in their search for yield.

In terms of factors specific to high yield, the most notable development was a plunge in the Moody's trailing 12-month US speculative bond par default rate to 1.51% from 20.08% one year ago.3 One reason for this significant improvement was that rising investor optimism facilitated a record level of new issuance in the first 11 months of 2010, during which approximately $277 billion in new issues came to the market. About two-thirds of this was refinancing activity by companies that sought to extend maturities. One result of this heavy refinancing activity was an improved ability of high-yield companies to meet debt service requirements — a trend that contributed to the declining default rate.

These developments were reflected in a continued decline in the yield spread of high-yield bonds relative to Treasuries. While at the beginning of the annual period this gap was 738 basis points (7.38 percentage points), it stood at 634 on November 30, 2010 — indicating outperformance for high yield.4 This strong performance was even more noteworthy given that yields on US Treasury bonds declined substantially across all maturities.

For the fiscal year ended November 30, 2010, the fund's total return based on net asset value was 19.83%, outperforming the 15.61% return for its benchmark but trailing the 20.22% average return of the funds in its Lipper peer group, Lipper's Closed-End High Current Yield Funds (Leveraged) category.5 (Past performance is no guarantee of future results. Please see pages 3 and 4 for complete performance information.)

For the fiscal year ended November 30, 2010, the fund's total return based on the market price of its shares quoted on the New York Stock Exchange was 34.66%. Over the period, the fund went from trading at an 8.0% discount to a 3.3% premium.

The fund maintained a leverage position throughout the period, meaning that the fund borrowed money as permitted by its loan agreement. The portfolio was approximately 29% leveraged at the close of the period, meaning that the fund borrowed $65 million. In employing leverage, the fund uses a secured line of credit and then invests the proceeds in longer-term securities.

Positive Contributors to Fund Performance

The largest contributor to our relative performance was our underweight in Texas Competitive Electric,* a significant benchmark component that experienced extraordinary volatility due to steps undertaken by the company to manage its substantial looming debt maturities.6 The company's bonds indeed underperformed, so our decision to remain underweight was a positive for our relative performance.

Another important contributor to our performance in the past year was our position in Ford Motor Co. Ford benefited from rising sales, increased market share and declining debt, all of which set the stage for an upgrade to its credit quality rating.7 An overweight in the bonds of UCI Holdco, Inc., — parent company of United Components, a supplier of truck aftermarket replacement parts — was an additional positive for our relative performance. Also aiding performance was an overweight in the bonds of equipment rental company United Rentals North America, Inc., which received a ratings upgrade and refinanced its debt.

An underweight in power producer Dynegy Holdings, Inc., whose results suffered from low power prices, proved to be the correct positioning.

The fund's use of leverage contributed positively to performance during the annual period.8 Since leverage can magnify either a gain or a loss, holding leverage at a time of positive market performance proved to be the correct positioning. Low interest rates are also beneficial to this strategy by providing us with a low cost of funds.

Negative Contributors to Fund Performance

The primary factor in our underperformance was our overweight in higher-rated securities. One outcome of this positioning was our underweight or non-holdings in certain high-volatility securities that performed very well in the rising market, such as CIT Group, Inc. and Residential Capital, Inc.* In all cases, we saw a heightened level of risk stemming from these issuers' exposure to the real estate market. On the other side of the ledger, overweights in certain lower-volatility securities — such as NRG Energy, Inc. and HCA, Inc. — prevented us from keeping pace with the rising market.

These detractors demonstrate that at times our risk management process can cause us to miss some winners. However, we believe a focus on risk and reward — rather than trying to chase short-term performance in the hottest areas of the market — remains the most prudent strategy.

Outlook and Positioning

We continue to hold an upbeat outlook for high-yield bonds. All of the market's key fundamental underpinnings remain sound, including robust liquidity, improving balance sheets, supportive Fed policy, rising merger and acquisition activity, and a low default rate. Even with these positives in place, however, investors should be aware that high-yield bonds are unlikely to maintain a rate of return as strong as that of the past 18-plus months. Still, we believe the asset class remains well supported by its significant yield advantage relative to other segments of the bond market.

We also continue to look for opportunities across the full range of corporations' capital structure, as evidenced by our approximate 7% average weighting in bank loans. We continue to overweight the single-B credit tier, where we see the best trade-off of risk and reward. We hold an underweight in issues rated BB and a modest underweight in those rated CCC.

We remain focused on using fundamental credit research to avoid significant losses in individual securities. With upside potential somewhat muted after such a long period of strong performance, it is essential to minimize default risk. With this goal in mind, we continue to use our bottom-up, research-based approach to invest in securities that we believe offer the best risk-adjusted relative values.

1 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

2 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, corporate bond issues and mortgage securities.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest into an index.

3 Moody's trailing 12-month US speculative bond par default rate incorporates the last 12 months of data. It is a (par) dollar-weighting that expresses the dollar value of bond defaults as a portion of the total (par) dollar value of bonds. For instance, if there were a $100 million-dollar value of bond issues and $3 million of them defaulted during the past 12 months, the trailing 12-month dollar-weighted default rate would be 3%.The ratings of Moody's Investors Service, Inc. (Moody's) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

4 "Yield spread" refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

5 Lipper's Closed-End High Current Yield Funds (Leveraged) category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End High Current Yield Funds (Leveraged) category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

7 A credit quality rating is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

8 Leverage is the use of various financial instruments or borrowed capital, such as margin, to increase the potential return of an investment.

* Not held in the portfolio as of November 30, 2010.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/10	11/30/09

Corporate Bonds	88%	90%
Loan Participations and Assignments	7%	9%
Cash Equivalents	4%	1%
Common Stocks	1%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	11/30/10	11/30/09

Consumer Discretionary	18%	18%
Financials	17%	17%
Materials	12%	14%
Telecommunication Services	12%	11%
Energy	10%	11%
Industrials	10%	8%
Health Care	7%	6%
Information Technology	6%	4%
Utilities	4%	8%
Consumer Staples	4%	3%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/10	11/30/09

A	—	1%
BBB	0%	1%
BB	27%	26%
B	52%	47%
Below B	18%	22%
Not Rated	3%	3%
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	11/30/10	11/30/09

Effective Maturity	6.6 years	5.3 years
Effective Duration	4.2 years	3.6 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Interest rate sensitivity is subject to change.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings as of the month-end are posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Portfolio as of November 30, 2010
		Principal Amount ($) (a)	Value ($)

Corporate Bonds 121.2%
Consumer Discretionary 20.1%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		535,000	536,337
8.75%, 6/1/2019		705,000	749,062
American Achievement Corp., 144A, 10.875%, 4/15/2016		215,000	212,850
Ameristar Casinos, Inc., 9.25%, 6/1/2014		485,000	518,950
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		475,000	466,687
144A, 8.375%, 11/15/2020		235,000	237,350
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		515,000	534,312
AutoNation, Inc., 6.75%, 4/15/2018		1,175,000	1,195,562
Avis Budget Car Rental LLC:
144A, 8.25%, 1/15/2019		270,000	263,925
9.625%, 3/15/2018		135,000	141,413
Beazer Homes USA, Inc., 144A, 9.125%, 5/15/2019		145,000	136,663
Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014		80,000	80,400
Brunswick Corp., 144A, 11.25%, 11/1/2016		275,000	321,750
Cablevision Systems Corp.:
7.75%, 4/15/2018		70,000	74,200
8.0%, 4/15/2020		70,000	75,075
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		345,000	58,650
Carrols Corp., 9.0%, 1/15/2013		215,000	216,344
CCO Holdings LLC:
144A, 7.25%, 10/30/2017		535,000	540,350
144A, 7.875%, 4/30/2018		115,000	119,025
144A, 8.125%, 4/30/2020		75,000	78,750
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		1,265,000	1,296,625
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		95,000	100,700
Series B, 9.25%, 12/15/2017		145,000	154,788
CSC Holdings LLC, 8.5%, 6/15/2015		390,000	423,150
DineEquity, Inc., 144A, 9.5%, 10/30/2018		235,000	243,225
DISH DBS Corp.:
6.625%, 10/1/2014		590,000	611,387
7.125%, 2/1/2016		550,000	565,125
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		455,000	1,456
Ford Motor Co., 7.45%, 7/16/2031		210,000	225,750
Gannett Co., Inc.:
144A, 6.375%, 9/1/2015		285,000	287,850
144A, 7.125%, 9/1/2018		285,000	286,425
8.75%, 11/15/2014		145,000	160,950
9.375%, 11/15/2017		285,000	317,063
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		205,000	224,475
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		410,000	416,150
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		195,000	231,075
Harrah's Operating Co., Inc.:
10.0%, 12/15/2018		400,000	338,000
11.25%, 6/1/2017		1,620,000	1,765,800
144A, 12.75%, 4/15/2018		155,000	151,900
Hertz Corp.:
144A, 7.5%, 10/15/2018		930,000	939,300
8.875%, 1/1/2014		1,160,000	1,178,850
Levi Strauss & Co., 7.625%, 5/15/2020		200,000	205,000
Limited Brands, Inc., 7.0%, 5/1/2020		185,000	197,025
Macy's Retail Holdings, Inc., 8.375%, 7/15/2015		75,000	87,375
Mediacom Broadband LLC, 8.5%, 10/15/2015		655,000	653,362
Mediacom LLC, 9.125%, 8/15/2019		295,000	297,950
MGM Resorts International:
144A, 9.0%, 3/15/2020		280,000	305,200
144A, 10.0%, 11/1/2016		105,000	100,800
10.375%, 5/15/2014		300,000	333,000
11.125%, 11/15/2017		405,000	457,650
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		80,000	77,400
Neiman Marcus Group, Inc., 10.375%, 10/15/2015		80,000	84,200
Norcraft Companies LP, 10.5%, 12/15/2015		1,030,000	1,091,800
Norcraft Holdings LP, 9.75%, 9/1/2012		514,000	510,145
Penske Automotive Group, Inc., 7.75%, 12/15/2016		975,000	957,937
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		165,000	166,238
Phillips-Van Heusen Corp., 7.375%, 5/15/2020		240,000	257,400
Regal Entertainment Group, 9.125%, 8/15/2018		140,000	147,700
Sabre Holdings Corp., 8.35%, 3/15/2016		495,000	486,337
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		355,000	331,038
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		225,000	231,328
144A, 7.804%, 10/1/2020		440,000	399,054
Simmons Bedding Co., 144A, 11.25%, 7/15/2015		155,000	167,013
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		355,000	373,638
Sonic Automotive, Inc.:
5.0%, 10/1/2029		80,000	95,200
Series B, 9.0%, 3/15/2018		290,000	299,425
Standard Pacific Corp., 10.75%, 9/15/2016		280,000	319,200
Toys "R" Us, Inc., 7.375%, 10/15/2018		655,000	630,437
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		205,000	213,969
Travelport LLC:
4.922%***, 9/1/2014		315,000	285,075
144A, 9.0%, 3/1/2016		200,000	198,500
9.875%, 9/1/2014		280,000	277,200
11.875%, 9/1/2016		50,000	51,125
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	530,000	729,245
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		985,000	1,024,400
Univision Communications, Inc., 144A, 7.875%, 11/1/2020		140,000	143,150
UPC Holding BV:
144A, 8.0%, 11/1/2016	EUR	535,000	708,346
144A, 8.375%, 8/15/2020	EUR	215,000	279,081
Vertis, Inc., 13.5%, 4/1/2014 (PIK)**		199,364	5,981
Videotron Ltd., 9.125%, 4/15/2018		395,000	437,463
Visant Corp., 144A, 10.0%, 10/1/2017		235,000	242,638
Wynn Las Vegas LLC:
7.75%, 8/15/2020		280,000	295,400
7.875%, 11/1/2017		805,000	854,306
Young Broadcasting, Inc., 8.75%, 1/15/2014**		2,020,000	20
			31,486,450
Consumer Staples 4.3%
Alliance One International, Inc., 10.0%, 7/15/2016		155,000	161,975
B&G Foods, Inc., 7.625%, 1/15/2018		215,000	222,794
Central Garden & Pet Co., 8.25%, 3/1/2018		230,000	235,175
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		210,000	218,400
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		270,000	259,200
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		950,000	921,500
NBTY, Inc., 144A, 9.0%, 10/1/2018		140,000	147,000
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		1,616,750	1,515,703
Rite Aid Corp.:
7.5%, 3/1/2017		220,000	207,350
144A, 8.0%, 8/15/2020		295,000	303,850
Smithfield Foods, Inc.:
7.75%, 7/1/2017		610,000	616,100
144A, 10.0%, 7/15/2014		520,000	587,600
Stater Bros. Holdings, Inc., 144A, 7.375%, 11/15/2018		180,000	179,100
SUPERVALU, Inc., 8.0%, 5/1/2016		210,000	206,325
Tops Holding Corp., 10.125%, 10/15/2015		360,000	383,400
TreeHouse Foods, Inc., 7.75%, 3/1/2018		150,000	162,750
Tyson Foods, Inc., 10.5%, 3/1/2014		345,000	408,825
			6,737,047
Energy 13.3%
Arch Coal, Inc., 7.25%, 10/1/2020		115,000	125,925
Atlas Energy Operating Co., LLC, 10.75%, 2/1/2018		135,000	164,531
Belden & Blake Corp., 8.75%, 7/15/2012		1,940,000	1,843,000
Berry Petroleum Co.:
6.75%, 11/1/2020		115,000	114,425
10.25%, 6/1/2014		380,000	431,300
BreitBurn Energy Partners LP, 144A, 8.625%, 10/15/2020		155,000	154,613
Bristow Group, Inc., 7.5%, 9/15/2017		450,000	472,500
Chaparral Energy, Inc., 8.5%, 12/1/2015		885,000	873,937
Chesapeake Energy Corp.:
6.625%, 8/15/2020		555,000	559,162
6.875%, 8/15/2018		280,000	285,600
6.875%, 11/15/2020		730,000	746,425
7.25%, 12/15/2018		590,000	619,500
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		295,000	337,775
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		140,000	152,600
8.5%, 12/15/2019		140,000	154,000
CONSOL Energy, Inc.:
144A, 8.0%, 4/1/2017		680,000	731,000
144A, 8.25%, 4/1/2020		325,000	351,813
Continental Resources, Inc.:
144A, 7.125%, 4/1/2021		175,000	183,750
144A, 7.375%, 10/1/2020		200,000	213,000
8.25%, 10/1/2019		105,000	116,550
Crosstex Energy LP, 8.875%, 2/15/2018		345,000	359,663
Dynegy Holdings, Inc., 7.75%, 6/1/2019		300,000	195,750
El Paso Corp.:
7.25%, 6/1/2018		455,000	484,833
8.25%, 2/15/2016		285,000	311,742
9.625%, 5/15/2012		275,000	294,674
Energy Transfer Equity LP, 7.5%, 10/15/2020		220,000	227,700
Frontier Oil Corp., 8.5%, 9/15/2016		300,000	315,000
Genesis Energy LP, 144A, 7.875%, 12/15/2018		360,000	356,850
Global Geophysical Services, Inc., 10.5%, 5/1/2017		380,000	376,200
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		145,000	149,713
Holly Corp., 9.875%, 6/15/2017		530,000	576,375
Inergy LP, 144A, 7.0%, 10/1/2018		355,000	363,875
Linn Energy LLC:
144A, 7.75%, 2/1/2021		355,000	360,325
144A, 8.625%, 4/15/2020		315,000	333,900
Mariner Energy, Inc., 7.5%, 4/15/2013		400,000	415,000
Newfield Exploration Co., 7.125%, 5/15/2018		1,160,000	1,218,000
Niska Gas Storage US LLC, 144A, 8.875%, 3/15/2018		170,000	178,500
Offshore Group Investments Ltd., 144A, 11.5%, 8/1/2015		140,000	147,700
OPTI Canada, Inc., 7.875%, 12/15/2014		360,000	247,500
Petrohawk Energy Corp.:
7.25%, 8/15/2018		285,000	284,288
7.875%, 6/1/2015		200,000	206,000
Plains Exploration & Production Co.:
7.0%, 3/15/2017		380,000	384,750
7.625%, 6/1/2018		765,000	809,026
8.625%, 10/15/2019		195,000	212,550
Range Resources Corp., 6.75%, 8/1/2020		105,000	108,675
Regency Energy Partners LP:
6.875%, 12/1/2018		210,000	212,100
9.375%, 6/1/2016		590,000	647,525
Sabine Pass LNG LP:
7.25%, 11/30/2013		895,000	861,437
7.5%, 11/30/2016		150,000	138,375
SandRidge Energy, Inc., 8.625%, 4/1/2015 (PIK)		140,000	136,500
Southwestern Energy Co., 7.5%, 2/1/2018		525,000	591,937
Stone Energy Corp.:
6.75%, 12/15/2014		665,000	635,075
8.625%, 2/1/2017		70,000	70,000
			20,842,944
Financials 18.1%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		395,000	379,200
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		430,000	382,162
Ally Financial, Inc.:
144A, 6.25%, 12/1/2017		550,000	528,000
144A, 7.5%, 9/15/2020		715,000	700,700
144A, 8.0%, 3/15/2020		705,000	726,150
8.0%, 11/1/2031		430,000	445,050
8.3%, 2/12/2015		230,000	242,075
Antero Resources Finance Corp., 9.375%, 12/1/2017		70,000	72,100
Ardagh Packaging Finance PLC:
144A, 7.375%, 10/15/2017		225,000	231,188
144A, 7.375%, 10/15/2017	EUR	140,000	179,001
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		551,200	325,208
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/15/2016		610,000	605,425
Blue Acquisition Sub, Inc., 144A, 9.875%, 10/15/2018 (b)		380,000	398,050
Case New Holland, Inc.:
7.75%, 9/1/2013		275,000	294,250
144A, 7.875%, 12/1/2017		645,000	711,112
CIT Group, Inc.:
7.0%, 5/1/2013		230,000	230,288
7.0%, 5/1/2015		311,150	306,483
7.0%, 5/1/2017		1,065,000	1,038,375
Dunkin Finance Corp., 144A, 9.625%, 12/1/2018		120,000	120,750
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		420,000	454,650
E*TRADE Financial Corp.:
7.375%, 9/15/2013		1,240,000	1,227,600
12.5%, 11/30/2017 (PIK)		579,000	667,297
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012**		7,567,243	0
Express LLC, 8.75%, 3/1/2018		285,000	302,100
FCE Bank PLC, 9.375%, 1/17/2014	EUR	700,000	990,413
Fibria Overseas Finance Ltd., 144A, 7.5%, 5/4/2020		251,000	266,060
Ford Motor Credit Co., LLC:
6.625%, 8/15/2017		360,000	371,060
8.125%, 1/15/2020		225,000	258,197
GenOn Escrow Corp., 144A, 9.5%, 10/15/2018		140,000	133,000
Giraffe Acquisition Corp., 144A, 9.125%, 12/1/2018		165,000	165,825
Hellas Telecommunications Finance SCA, 144A, 8.985%, 7/15/2015 (PIK)*	EUR	294,810	230
Hexion US Finance Corp., 8.875%, 2/1/2018		1,025,000	1,055,750
Inmarsat Finance PLC, 144A, 7.375%, 12/1/2017		205,000	215,250
International Lease Finance Corp.:
144A, 8.625%, 9/15/2015		245,000	258,475
144A, 8.75%, 3/15/2017		490,000	515,725
iPayment, Inc., 9.75%, 5/15/2014		365,000	337,625
National Money Mart Co., 10.375%, 12/15/2016		385,000	410,025
Navios Maritime Acquisition Corp., 144A, 8.625%, 11/1/2017		75,000	75,375
Nielsen Finance LLC:
Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		540,000	545,400
144A, 7.75%, 10/15/2018		80,000	81,400
11.5%, 5/1/2016		135,000	153,900
Nuveen Investments, Inc., 10.5%, 11/15/2015		370,000	368,612
OMEGA Healthcare Investors, Inc., 144A, (REIT), 6.75%, 10/15/2022		305,000	304,238
Pinafore LLC, 144A, 9.0%, 10/1/2018		120,000	126,600
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		430,000	435,375
9.25%, 4/1/2015		675,000	694,406
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		391,000	406,151
Reynolds Group Issuer, Inc.:
144A, 7.125%, 4/15/2019		995,000	1,012,412
144A, 7.75%, 10/15/2016		525,000	547,312
144A, 8.5%, 5/15/2018		100,000	99,500
144A, 9.0%, 4/15/2019		305,000	310,338
Roadhouse Financing, Inc., 144A, 10.75%, 10/15/2017		115,000	121,613
SLM Corp., 8.0%, 3/25/2020		330,000	331,650
Susser Holdings LLC, 8.5%, 5/15/2016		175,000	185,500
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		1,100,000	2,640
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		612,249	612,249
Viking Acquisition, Inc., 144A, 9.25%, 11/1/2018		315,000	314,213
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		1,630,000	1,821,525
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		2,540,000	2,682,875
Wind Acquisition Finance SA:
144A, 7.25%, 2/15/2018		435,000	428,475
144A, 11.75%, 7/15/2017		300,000	333,000
Wind Acquisition Holdings Finance SA:
144A, 12.25%, 7/15/2017 (PIK)		310,000	350,300
144A, 12.25%, 7/15/2017 (PIK)	EUR	95,010	138,127
WMG Acquisition Corp., 9.5%, 6/15/2016		335,000	349,237
			28,377,272
Health Care 8.3%
Community Health Systems, Inc., 8.875%, 7/15/2015		2,515,000	2,631,319
DaVita, Inc.:
6.375%, 11/1/2018		135,000	133,819
6.625%, 11/1/2020		135,000	133,819
Hanger Orthopedic Group, Inc., 144A, 7.125%, 11/15/2018		140,000	136,675
HCA Holdings, Inc., 144A, 7.75%, 5/15/2021		605,000	595,169
HCA, Inc.:
7.875%, 2/15/2020		855,000	909,506
8.5%, 4/15/2019		335,000	365,150
9.125%, 11/15/2014		885,000	922,612
9.25%, 11/15/2016		3,045,000	3,258,150
9.625%, 11/15/2016 (PIK)		594,000	634,837
9.875%, 2/15/2017		345,000	376,912
IASIS Healthcare LLC, 8.75%, 6/15/2014		440,000	445,500
Mylan, Inc., 144A, 7.875%, 7/15/2020		150,000	159,938
The Cooper Companies, Inc., 7.125%, 2/15/2015		680,000	697,000
Valeant Pharmaceuticals International:
144A, 6.75%, 10/1/2017		250,000	246,875
144A, 7.0%, 10/1/2020		395,000	385,125
Vanguard Health Holding Co. II, LLC:
8.0%, 2/1/2018		320,000	323,200
144A, 8.0%, 2/1/2018		280,000	280,700
Warner Chilcott Co., LLC, 144A, 7.75%, 9/15/2018		430,000	430,000
			13,066,306
Industrials 12.9%
Accuride Corp., 144A, 9.5%, 8/1/2018		205,000	218,837
AMGH Merger Sub, Inc., 144A, 9.25%, 11/1/2018		95,000	97,138
ARAMARK Corp., 8.5%, 2/1/2015		530,000	548,550
ArvinMeritor, Inc.:
8.125%, 9/15/2015		155,000	158,488
10.625%, 3/15/2018		185,000	207,663
BE Aerospace, Inc.:
6.875%, 10/1/2020		215,000	221,181
8.5%, 7/1/2018		880,000	957,000
Belden, Inc., 7.0%, 3/15/2017		340,000	343,400
Bombardier, Inc., 144A, 7.75%, 3/15/2020		1,645,000	1,768,375
Cenveo Corp.:
8.875%, 2/1/2018		645,000	640,162
144A, 10.5%, 8/15/2016		360,000	369,900
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		175,000	179,375
Clean Harbors, Inc., 7.625%, 8/15/2016		198,000	208,890
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		235,950	162,662
Corrections Corp. of America, 7.75%, 6/1/2017		35,000	38,150
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		94,000	101,990
DynCorp International, Inc., 144A, 10.375%, 7/1/2017		505,000	512,575
Esco Corp., 144A, 4.167%***, 12/15/2013		40,000	40,050
Esterline Technologies Corp., 144A, 7.0%, 8/1/2020		300,000	310,500
FTI Consulting, Inc., 144A, 6.75%, 10/1/2020		850,000	858,500
Garda World Security Corp., 144A, 9.75%, 3/15/2017		195,000	205,238
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		305,000	305,762
Interline Brands, Inc., 144A, 7.0%, 11/15/2018		300,000	301,125
K. Hovnanian Enterprises, Inc.:
8.875%, 4/1/2012		380,000	372,400
10.625%, 10/15/2016		110,000	111,238
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		860,000	900,850
7.625%, 12/1/2013		905,000	936,675
8.0%, 2/1/2018		700,000	752,500
Kansas City Southern Railway Co., 8.0%, 6/1/2015		710,000	757,925
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		650,000	672,750
Oshkosh Corp.:
8.25%, 3/1/2017		75,000	80,625
8.5%, 3/1/2020		155,000	168,175
Owens Corning, Inc., 9.0%, 6/15/2019		440,000	522,282
Ply Gem Industries, Inc., 13.125%, 7/15/2014		275,000	288,750
RailAmerica, Inc., 9.25%, 7/1/2017		280,000	306,600
RBS Global & Rexnord Corp.:
8.5%, 5/1/2018		690,000	707,250
11.75%, 8/1/2016		115,000	121,325
Rearden G Holdings Eins GmbH, 144A, 7.875%, 3/30/2020		140,000	149,100
Sitel LLC, 144A, 11.5%, 4/1/2018		290,000	246,500
Spirit AeroSystems, Inc.:
144A, 6.75%, 12/15/2020		205,000	205,513
7.5%, 10/1/2017		210,000	218,400
SPX Corp., 144A, 6.875%, 9/1/2017		195,000	204,750
Titan International, Inc., 144A, 7.875%, 10/1/2017		965,000	1,003,600
TransDigm, Inc., 7.75%, 7/15/2014		420,000	431,549
Triumph Group, Inc.:
8.0%, 11/15/2017		70,000	72,100
8.625%, 7/15/2018		430,000	467,087
Tutor Perini Corp., 144A, 7.625%, 11/1/2018		330,000	334,125
United Rentals North America, Inc.:
9.25%, 12/15/2019		945,000	1,026,506
10.875%, 6/15/2016		230,000	261,050
USG Corp., 144A, 9.75%, 8/1/2014		205,000	215,250
			20,290,386
Information Technology 7.8%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		525,000	425,250
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		105,000	104,475
Amkor Technology, Inc., 7.375%, 5/1/2018		375,000	395,625
Aspect Software, Inc., 144A, 10.625%, 5/15/2017		350,000	353,500
CDW LLC, 11.0%, 10/12/2015		440,000	451,000
Equinix, Inc., 8.125%, 3/1/2018		760,000	796,100
Fidelity National Information Services, Inc.:
144A, 7.625%, 7/15/2017		100,000	105,500
144A, 7.875%, 7/15/2020		135,000	144,113
First Data Corp., 144A, 8.875%, 8/15/2020		500,000	520,000
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		1,405,000	1,471,737
InterXion Holding NV, 144A, 9.5%, 2/12/2017	EUR	220,000	301,278
Jabil Circuit, Inc.:
5.625%, 12/15/2020		315,000	309,487
7.75%, 7/15/2016		135,000	150,863
L-3 Communications Corp.:
5.875%, 1/15/2015		2,850,000	2,903,437
Series B, 6.375%, 10/15/2015		1,085,000	1,117,550
MasTec, Inc., 7.625%, 2/1/2017		475,000	472,625
NXP BV:
3.039%***, 10/15/2013		395,000	373,275
7.875%, 10/15/2014		85,000	87,231
144A, 9.75%, 8/1/2018		100,000	108,000
SunGard Data Systems, Inc.:
144A, 7.375%, 11/15/2018		140,000	138,600
10.25%, 8/15/2015		420,000	435,750
10.625%, 5/15/2015		360,000	390,600
Unisys Corp., 144A, 12.75%, 10/15/2014		365,000	435,262
Vangent, Inc., 9.625%, 2/15/2015		275,000	248,188
			12,239,446
Materials 15.5%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		202,000	158,570
Ashland, Inc., 9.125%, 6/1/2017		315,000	361,463
Ball Corp.:
7.125%, 9/1/2016		1,210,000	1,309,825
7.375%, 9/1/2019		135,000	146,813
Berry Plastics Corp.:
8.25%, 11/15/2015		630,000	655,200
9.5%, 5/15/2018		190,000	182,400
144A, 9.75%, 1/15/2021		230,000	220,225
Boise Paper Holdings LLC, 8.0%, 4/1/2020		175,000	189,438
BWAY Parent Co., Inc., 144A, 10.125%, 11/1/2015 (PIK)		115,000	115,288
Celanese US Holdings LLC, 144A, 6.625%, 10/15/2018		200,000	205,500
Clearwater Paper Corp., 144A, 7.125%, 11/1/2018		395,000	401,912
Clondalkin Acquisition BV, 144A, 2.292%***, 12/15/2013		1,435,000	1,323,787
Compass Minerals International, Inc., 8.0%, 6/1/2019		380,000	414,200
CPG International I, Inc., 10.5%, 7/1/2013		760,000	772,350
Crown Americas LLC, 7.625%, 5/15/2017		1,345,000	1,452,600
Crown European Holdings SA, 144A, 7.125%, 8/15/2018	EUR	190,000	252,179
Domtar Corp., 10.75%, 6/1/2017		345,000	433,837
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		655,000	669,737
Exopack Holding Corp., 11.25%, 2/1/2014		1,125,000	1,158,750
FMG Resources (August 2006) Pty Ltd., 144A, 7.0%, 11/1/2015		140,000	141,750
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		776,436	706,557
10.0%, 3/31/2015		764,160	695,386
Georgia-Pacific LLC:
144A, 5.4%, 11/1/2020		1,300,000	1,286,197
144A, 7.125%, 1/15/2017		260,000	274,300
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		70,000	72,625
9.5%, 6/15/2017		750,000	813,750
Greif, Inc., 7.75%, 8/1/2019		110,000	121,069
Hexcel Corp., 6.75%, 2/1/2015		1,345,000	1,365,175
Huntsman International LLC:
8.625%, 3/15/2020		350,000	373,625
144A, 8.625%, 3/15/2021		140,000	148,400
Ineos Finance PLC:
144A, 9.0%, 5/15/2015		155,000	160,425
144A, 9.25%, 5/15/2015	EUR	60,000	80,609
Koppers, Inc., 7.875%, 12/1/2019		425,000	457,937
Lumena Resources Corp., 144A, 12.0%, 10/27/2014		545,000	505,487
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		180,000	169,200
Momentive Performance Materials, Inc.:
144A, 9.0%, 1/15/2021		195,000	194,025
144A, 9.5%, 1/15/2021	EUR	200,000	257,014
NewMarket Corp., 7.125%, 12/15/2016		810,000	826,200
Novelis, Inc., 11.5%, 2/15/2015		355,000	436,650
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	195,000	253,120
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		1,960,000	2,102,100
Radnor Holdings Corp., 11.0%, 3/15/2010**		180,000	18
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018 (c)		275,000	274,656
Silgan Holdings, Inc., 7.25%, 8/15/2016		370,000	385,725
Solo Cup Co., 10.5%, 11/1/2013		220,000	229,350
Texas Industries, Inc., 144A, 9.25%, 8/15/2020		235,000	245,575
United States Steel Corp., 7.375%, 4/1/2020		490,000	489,387
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		455,000	470,925
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)**		646,821	349,283
			24,310,594
Telecommunication Services 15.6%
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017		125,000	137,813
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		645,000	625,650
8.375%, 10/15/2020		1,050,000	976,500
8.75%, 3/15/2018		1,295,000	1,171,975
Cricket Communications, Inc.:
144A, 7.75%, 10/15/2020		1,460,000	1,346,850
10.0%, 7/15/2015 (b)		730,000	770,150
Crown Castle International Corp.:
7.125%, 11/1/2019		280,000	303,100
9.0%, 1/15/2015		690,000	760,725
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		260,000	286,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		1,130,000	1,186,500
ERC Ireland Preferred Equity Ltd., 144A, 8.05%***, 2/15/2017 (PIK)	EUR	477,417	47,360
Frontier Communications Corp.:
7.875%, 4/15/2015		70,000	76,300
8.25%, 4/15/2017		405,000	445,500
8.5%, 4/15/2020		540,000	594,000
8.75%, 4/15/2022		70,000	76,825
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		170,812	64,909
Hughes Network Systems LLC, 9.5%, 4/15/2014		1,050,000	1,076,250
Intelsat Corp., 9.25%, 6/15/2016		1,665,000	1,752,412
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		715,000	713,212
11.25%, 6/15/2016		370,000	395,438
Intelsat Luxembourg SA, 11.5%, 2/4/2017 (PIK)		785,000	832,100
Intelsat Subsidiary Holding Co. SA, 8.875%, 1/15/2015		870,000	891,750
iPCS, Inc., 2.412%***, 5/1/2013		180,000	171,900
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		350,000	333,375
7.875%, 9/1/2018		145,000	150,256
Millicom International Cellular SA, 10.0%, 12/1/2013		1,135,000	1,153,444
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		380,000	379,525
Pacnet Ltd., 144A, 9.25%, 11/9/2015		200,000	203,112
Qwest Communications International, Inc.:
144A, 7.125%, 4/1/2018		2,595,000	2,698,800
8.0%, 10/1/2015		350,000	371,875
Qwest Corp., 8.375%, 5/1/2016		30,000	36,000
SBA Telecommunications, Inc.:
8.0%, 8/15/2016		110,000	118,800
8.25%, 8/15/2019		150,000	164,250
Sprint Nextel Corp., 8.375%, 8/15/2017 (b)		660,000	686,400
Telesat Canada, 11.0%, 11/1/2015		1,435,000	1,596,437
West Corp.:
144A, 7.875%, 1/15/2019		140,000	138,250
144A, 8.625%, 10/1/2018		40,000	41,600
Windstream Corp.:
7.0%, 3/15/2019		515,000	502,125
7.875%, 11/1/2017		710,000	745,500
8.125%, 9/1/2018		300,000	309,000
8.625%, 8/1/2016		80,000	83,000
			24,414,968
Utilities 5.3%
AES Corp.:
8.0%, 10/15/2017		440,000	457,600
8.0%, 6/1/2020		480,000	501,600
Calpine Corp.:
144A, 7.5%, 2/15/2021		490,000	481,425
144A, 7.875%, 7/31/2020		565,000	570,650
Edison Mission Energy, 7.0%, 5/15/2017		565,000	443,525
Ferrellgas LP, 144A, 6.5%, 5/1/2021		120,000	118,200
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016		315,000	338,625
NRG Energy, Inc.:
7.25%, 2/1/2014		2,465,000	2,514,300
7.375%, 2/1/2016		1,040,000	1,045,200
7.375%, 1/15/2017		900,000	909,000
144A, 8.25%, 9/1/2020		510,000	511,275
NV Energy, Inc., 8.625%, 3/15/2014		155,000	159,650
RRI Energy, Inc., 7.875%, 6/15/2017		75,000	68,250
Suburban Propane Partners LP, 7.375%, 3/15/2020		100,000	107,500
			8,226,800
Total Corporate Bonds (Cost $190,914,617)			189,992,213

Loan Participations and Assignments 10.0%
Senior Loans***
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/1/2010**		466,667	0
Big West Oil LLC, Term Loan, 12.0%, 7/23/2015		87,083	89,043
Buffets, Inc.:
Letter of Credit, First Lien, 7.539%, 4/22/2015		73,022	56,592
Term Loan B, 12.0%, 4/21/2015		202,514	188,034
Burger King Corp., New Term Loan B, 6.25%, 10/19/2016		530,000	537,836
Charter Communications Operating LLC, New Term Loan, 7.25%, 3/6/2014		1,111,798	1,157,276
Dunkin Brands, Inc., Term Loan B, LIBOR plus 4.25%, 11/18/2017		390,000	394,540
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.256%, 3/26/2014		1,055,041	897,971
Letter of Credit, 2.289%, 3/26/2014		63,075	53,685
IASIS Healthcare LLC, Term Loan, 5.538%, 6/13/2014 (PIK)		672,643	652,884
Kabel Deutschland GmbH, Term Loan, 8.272%, 11/19/2014 (PIK)	EUR	1,966,145	2,580,568
Momentive Specialty Chemicals, Inc.:
Term Loan C1, 2.563%, 5/6/2013		781,664	762,287
Term Loan C2, 2.563%, 5/6/2013		387,512	377,906
NBTY, Inc., Term Loan B, 6.25%, 10/2/2017		760,000	770,214
Nuveen Investments, Inc., First Lien, Term Loan, 3.289%, 11/13/2014		997,407	928,681
OSI Restaurant Partners LLC:
Term Loan, 2.625%, 6/14/2013		63,842	59,938
Term Loan B, 2.625%, 6/14/2014		702,368	659,422
Pinafore LLC, Term Loan B, 6.75%, 9/29/2016		3,295,000	3,338,758
Telesat Canada:
Term Loan I, 3.26%, 10/31/2014		957,107	950,823
Term Loan II, 3.26%, 10/31/2014		82,211	81,671
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014**		671,500	427,591
US Foodservice, Inc., Term Loan B, 2.76%, 7/3/2014		525,923	477,275
VML US Finance LLC:
Delay Draw Term Loan B, 4.8%, 5/25/2012		111,951	112,167
Term Loan B, 4.8%, 5/27/2013		193,815	194,189
Total Loan Participations and Assignments (Cost $16,165,855)			15,749,351

Preferred Securities 1.7%
Financials 1.3%
Citigroup Capital XXI, 8.3%, 12/21/2057		1,875,000	1,950,000
Materials 0.4%
Hercules, Inc., 6.5%, 6/30/2029		810,000	620,663
Total Preferred Securities (Cost $2,272,484)			2,570,663

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $25,000)	25	25,000

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.1%
Buffets Restaurants Holdings, Inc.*	14,706	53,677
Dex One Corp.*	4,064	19,304
SuperMedia, Inc.*	757	3,421
Trump Entertainment Resorts, Inc.*	51	930
Vertis Holdings, Inc.*	7,700	0
		77,332
Industrials 0.0%
Quad Graphics, Inc.*	510	22,185
Materials 0.0%
GEO Specialty Chemicals, Inc.*	14,091	11,977
GEO Specialty Chemicals, Inc. 144A*	1,283	1,091
		13,068
Total Common Stocks (Cost $2,231,064)		112,585

Preferred Stock 0.1%
Ally Financial, Inc. Series G, 144A, 7.0% (Cost $205,256)	225	200,897

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	972	29
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	775	7,347
Total Warrants (Cost $124,997)		7,376

Securities Lending Collateral 1.1%
Daily Assets Fund Institutional, 0.21% (d) (e) (Cost $1,752,959)	1,752,959	1,752,959

Cash Equivalents 5.1%
Central Cash Management Fund, 0.21% (d) (Cost $7,974,572)	7,974,572	7,974,572

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $221,666,804)+	139.3	218,385,616
Notes Payable	(41.5)	(65,000,000)
Other Assets and Liabilities, Net	2.2	3,374,093
Net Assets	100.0	156,759,709

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.5%	6/1/2010	466,667	USD	467,631	0
CanWest MediaWorks LP	9.25%	8/1/2015	345,000	USD	345,000	58,650
Eaton Vance Corp., CDO II	13.68%	7/15/2012	7,567,243	USD	3,904,801	0
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	455,000	USD	456,800	1,456
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	170,812	USD	162,544	64,909
Radnor Holdings Corp.	11.0%	3/15/2010	180,000	USD	117,163	18
Tribune Co.	LIBOR plus 3.0%	6/4/2014	671,500	USD	671,080	427,591
Tropicana Entertainment LLC	9.625%	12/15/2014	1,100,000	USD	827,274	2,640
Vertis, Inc.	13.5%	4/1/2014	199,364	USD	80,992	5,981
Wolverine Tube, Inc.	15.0%	3/31/2012	646,821	USD	647,055	349,283
Young Broadcasting, Inc.	8.75%	1/15/2014	2,020,000	USD	1,743,963	20
					9,424,303	910,548

*** These securities are shown at their current rate as of November 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $222,098,201. At November 30, 2010, net unrealized depreciation for all securities based on tax cost was $3,712,585. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,266,520 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,979,105.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2010 amounted to $1,669,899, which is 1.1% of net assets.

(c) When-issued security.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: London InterBank Offered Rate

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

At November 30, 2010, open credit default swap contracts purchased were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Underlying Debt Obligation	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation/ (Depreciation) ($)
9/20/2010 12/20/2015	425,000	1	5.0%	Markit CDX.NA.HY	8,234	8,234	—

At November 30, 2010, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (f)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (g)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/21/2010 9/20/2013	865,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	70,887	(4,305)	75,192
6/21/2010 9/20/2013	405,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	33,190	4,964	28,226
6/21/2010 9/20/2015	1,220,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	92,085	(27,925)	120,010
Total unrealized appreciation							223,428
(f) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.
(g) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.
Counterparties:
1 JPMorgan Chase Securities, Inc.
2 The Goldman Sachs & Co.
3 Citigroup, Inc.
4 Bank of America

As of November 30, 2010, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	5,237,900	USD	7,011,479	12/20/2010	212,874	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$—	$188,115,800	$1,876,413	$189,992,213
Loan Participations and Assignments	—	15,749,351	0	15,749,351
Preferred Securities	—	2,570,663	—	2,570,663
Other Investments	—	—	25,000	25,000
Common Stocks (h)	98,587	—	13,998	112,585
Preferred Stock	—	—	200,897	200,897
Warrants (h)	—	—	7,376	7,376
Short-Term Investments (h)	9,727,531	—	—	9,727,531
Derivatives (i)	—	436,302	—	436,302
Total	$9,826,118	$206,872,116	$2,123,684	$218,821,918

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended November 30, 2010.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open credit default swap contracts and open forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds		Loan Participations and Assignments	Other Investments	Common Stocks
Balance as of November 30, 2009	$1,568,397		$1,236,920	$—	$13,068
Net realized gain (loss)	—		(147,529)	—	—
Change in unrealized appreciation (depreciation)	118,454		227,696	0	(103)
Amortization premium/discount	48,662		11,325	—	—
Net purchases (sales)	247,845		(1,328,412)	25,000	1,033
Transfers into Level 3	85,975	(j)	—	—	—
Transfers (out) of Level 3	(192,920	) (k)	—	—	—
Balance as of November 30, 2010	$1,876,413		$0	$25,000	$13,998
Net change in unrealized appreciation (depreciation) from investments still held as of November 30, 2010	$9,038		$0	$0	$(103)

	Convertible Preferred Stocks	Preferred Stock	Warrants	Total
Balance as of November 30, 2009	$0	$—	$10,943	$2,829,328
Net realized gain (loss)	(38,785)	(703)	0	(187,017)
Change in unrealized appreciation (depreciation)	38,785	(4,359)	(3,567)	376,906
Amortization premium/discount	—	—	—	59,987
Net purchases (sales)	0	205,959	0	(848,575)
Transfers into Level 3	—	—	—	85,975
Transfers (out) of Level 3	—	—	—	(192,920)
Balance as of November 30, 2010	$—	$200,897	$7,376	$2,123,684
Net change in unrealized appreciation (depreciation) from investments still held as of November 30, 2010	$—	$(4,359)	$7,376	$11,952

Transfers between price levels are recognized at the beginning of the reporting period.

(j) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

(k) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of November 30, 2010
Assets
Investments: Investments in securities, at value (cost $211,939,273) — including $1,669,899 of securities loaned	$208,658,085
Investment in Daily Assets Fund Institutional (cost $1,752,959)*	1,752,959
Investment in Central Cash Management Fund (cost $7,974,572)	7,974,572
Total investments, at value (cost $221,666,804)	218,385,616
Cash	41,568
Foreign currency, at value (cost $107,960)	107,947
Receivable for investments sold	2,124,679
Interest receivable	4,252,512
Upfront payments paid on open credit default swap contracts	13,198
Unrealized appreciation on open credit default swap contracts	223,428
Unrealized appreciation on open forward foreign currency exchange contracts	212,874
Foreign taxes recoverable	16,523
Other assets	63,325
Total assets	225,441,670
Liabilities
Payable for investments purchased	1,285,315
Payable for investments purchased — when-issued securities	275,000
Notes payable	65,000,000
Interest on notes payable	38,116
Payable upon return of securities loaned	1,752,959
Net payable for open credit default swap contracts	3,984
Upfront payments received on open credit default swap contracts	32,230
Accrued management fee	114,249
Other accrued expenses and payables	180,108
Total liabilities	68,681,961
Net assets, at value	$156,759,709

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of November 30, 2010 (continued)
Net Assets Consist of
Undistributed net investment income	4,428,545
Net unrealized appreciation (depreciation) on: Investments	(3,281,188)
Credit default swap contracts	223,428
Foreign currency	208,452
Accumulated net realized gain (loss)	(57,838,009)
Paid-in capital	213,018,481
Net assets, at value	$156,759,709
Net Asset Value
Net Asset Value per share ($156,759,709 ÷ 16,160,287 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.70

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended November 30, 2010
Investment Income
Income: Interest (net of foreign taxes withheld of $689)	$18,765,756
Income distributions — Central Cash Management Fund	10,060
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	12,988
Total income	18,788,804
Expenses: Management fee	1,284,369
Services to shareholders	71,833
Custodian fee	60,336
Professional fees	121,203
Trustees' fees and expenses	8,159
Reports to shareholders	161,124
Interest expense	878,274
Stock exchange listing fees	42,804
Other	69,641
Total expenses	2,697,743
Net investment income	16,091,061
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,169,541
Credit default swap contracts	11,239
Foreign currency	1,602,141
3,782,921
Change in net unrealized appreciation (depreciation) on: Investments	6,717,199
Credit default swap contracts	223,428
Foreign currency	248,262
7,188,889
Net gain (loss)	10,971,810
Net increase (decrease) in net assets resulting from operations	$27,062,871

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended November 30, 2010
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$27,062,871
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(142,663,498)
Net purchases, sales and maturities of short-term investments	(6,786,456)
Net amortization of premium (discount)	(1,596,508)
Proceeds from sales and maturities of long-term investments	151,067,443
(Increase) decrease in interest receivable	1,851
(Increase) decrease in other assets	(79,848)
(Increase) decrease in receivable for investments sold	(1,042,915)
Increase (decrease) in interest on notes payable	(9,766)
Increase (decrease) in payable for investments and when-issued securities purchased	(2,429,833)
Increase (decrease) in upfront payments paid/received on credit default swap contracts	19,032
Increase (decrease) in net payable for open credit default swap contracts	3,984
Increase (decrease) in accrued expenses and payables	8,258
Change in net unrealized (appreciation) depreciation on investments	(6,717,199)
Change in net unrealized (appreciation) depreciation on credit default swap contracts	(223,428)
Change in net unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(259,723)
Net realized (gain) loss from investments	(2,169,541)
Cash provided (used) by operating activities	14,184,724
Cash Flows from Financing Activities
Net increase (decrease) in foreign currency overdraft	(283,698)
Distributions paid (net of reinvestment of distributions)	(13,765,915)
Cash provided (used) by financing activities	(14,049,613)
Increase (decrease) in cash	135,111
Cash at beginning of period	14,404
Cash at end of period (including foreign currency)	$149,515
Supplemental Disclosure
Reinvestment of distributions	$249,618
Interest paid on notes	$(888,040)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$16,091,061	$14,298,853
Net realized gain (loss)	3,782,921	(13,100,784)
Change in net unrealized appreciation (depreciation)	7,188,889	58,363,915
Net increase (decrease) in net assets resulting from operations	27,062,871	59,561,984
Distributions to shareholders from: Net investment income	(14,015,533)	(13,856,696)
Fund share transactions: Cost of shares repurchased	—	(66,362)
Reinvestment of distributions	249,618	—
Increase (decrease) in net assets	13,296,956	45,638,926
Net assets at beginning of period	143,462,753	97,823,827
Net assets at end of period (including undistributed net investment income of $4,428,545 and $717,764, respectively)	$156,759,709	$143,462,753
Other Information
Shares outstanding at beginning of period	16,134,450	16,145,799	(a)
Shares repurchased	—	(11,349	) (a)
Shares issued to shareholders in reinvestment of distributions	25,837		—
Shares outstanding at end of period	16,160,287	16,134,450

(a) Shares have been restated to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Years Ended November 30,	2010	2009	g	2008	g	2007	g	2006	g
Selected Per Share Data
Net asset value, beginning of period	$8.89	$6.06		$10.85		$11.80		$11.70
Income (loss) from investment operations: Net investment incomea	1.00	.89		.98		1.02		1.08
Net realized and unrealized gain (loss)	.68	2.80		(4.75)		(.93)		.26
Total from investment operations	1.68	3.69		(3.77)		.09		1.34
Less distributions from: Net investment income	(.87)	(.86)		(1.02)		(1.06)		(1.22)
Return of capital	—	—		—		—		(.02)
Total distributions	(.87)	(.86)		(1.02)		(1.06)		(1.24)
NAV accretion resulting from repurchases of shares at valuea	—	.00	*	—		—		—
Reimbursement by Advisor	—	—		—		.02		—
Net asset value, end of period	$9.70	$8.89		$6.06		$10.85		$11.80
Market price, end of period	$10.02	$8.18		$5.04		$9.82		$12.24
Total Return
Based on net asset value (%)b	19.83	66.75		(37.13	)d,f	.93	d,e	10.83	d
Based on market price (%)b	34.66	83.88		(41.98)		(12.02)		(12.32)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	157	143		98		175		190
Ratio of expenses before fee reductions (including interest expense) (%)	1.79	1.93		2.54		2.97		2.76
Ratio of expenses after fee reductions (including interest expense) (%)	1.79	1.93		2.53		2.97		2.75
Ratio of expenses after fee reductions (excluding interest expense) (%)	1.20	1.27		1.11		1.10		1.02
Ratio of net investment income (%)	10.65	11.91		10.19		8.75		9.26
Portfolio turnover rate (%)	68	59		53		57		87
Total debt outstanding at end of period ($ thousands)	65,000	65,000		45,800		56,500		62,000
Asset coverage per $1,000 of debtc	3,412	3,207		3,137		4,102		4,059

a Based on average shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
c Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
d Total return would have been lower had certain fees not been reduced.
e Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund. Excluding this non-recurring reimbursement, total return would have been 0.10% lower.
f Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred in violation of investment restrictions during the period. Excluding this reimbursement, total return would have been 0.16% lower.
g Per share data, including the proportionate impact to market price, have been restated to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market price. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Senior Loans. Senior Loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These loans are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $57,406,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2011 ($16,502,000), November 30, 2013 ($515,000), November 30, 2014 ($3,515,000), November 30, 2015 ($1,317,000), November 30, 2016 ($18,292,000) and November 30, 2017 ($17,265,000), the respective expiration dates, whichever occurs first.

During the year ended November 30, 2010, the Fund utilized $1,347,000 and lost, through expiration, $38,108,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, credit default swap contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:
Undistributed ordinary income*	$4,881,400
Capital loss carryforwards	$(57,406,000)
Net unrealized depreciation on investments	$(3,712,585)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended November 30,
	2010	2009
Distributions from ordinary income*	$14,015,533	$13,856,696

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash and foreign currency positions held at the Fund's custodian bank at November 30, 2010.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended November 30, 2010, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund also buys credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of November 30, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended November 30, 2010, the investment in credit default swap contracts purchased with a total notional value generally indicative of a range from $0 to approximately $425,000 and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to approximately $2,490,000.

Forward Foreign Currency Exchange Contracts. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gains received on these securities. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended November 30, 2010, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of November 30, 2010 is included in a table following the the Fund's Investment Portfolio. For the year ended November 30, 2010, the investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $7,011,000 to $13,586,000 and the Fund invested in forward currency contracts US dollars sold had a total contract value generally indicative of a range from $0 to approximately $408,000.

The following tables summarize the value of the Fund's derivative instruments held as of November 30, 2010 and the related location in the accompanying Statement of Assets and Liabilities presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Foreign Exchange Contracts (a)	$212,874	$—	$212,874
Credit Contracts (b)	—	223,428	223,428
	$212,874	$223,428	$436,302

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open forward foreign currency exchange contracts

(b) Unrealized appreciation on open credit default swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended November 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Foreign Exchange Contracts (a)	$1,938,555	$—	$1,938,555
Credit Contracts (b)	—	11,239	11,239
	$1,938,555	$11,239	$1,949,794

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from credit default swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Foreign Exchange Contracts (a)	$259,723	$—	$259,723
Credit Contracts (b)	—	223,428	223,428
	$259,723	$223,428	$483,151

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on credit default swap contracts

C. Purchases and Sales of Securities

During the year ended November 30, 2010, purchases and sales of investment securities (excluding short-term instruments) aggregated $142,663,498 and $151,067,443, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The Fund pays a monthly management fee based on the Fund's average weekly net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average weekly net assets	.85%
Over $250 million of such assets	.75%

Accordingly, for the year ended November 30, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2010, the amount charged to the Fund by DISC aggregated $47,809, of which $11,775 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,515, of which $8,045 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Borrowings

The Fund has entered into a revolving credit agreement with a commercial bank (the "Lender"), which allows the Fund to borrow against a secured line of credit in an aggregate amount up to $65,000,000. The borrowings under the line of credit are secured by a pledge of the Fund's portfolio securities. The revolving credit agreement facility has a maturity date of June 23, 2011 subject to early termination discussed below. There is no assurance the facility will be renewed in 2011. The notes payable represent a secured loan of $65,000,000, which is the amount drawn on the facility at November 30, 2010. The note bears interest at the commercial paper rate plus program fees. A commitment fee on any unused portion of the credit line is charged to the Fund and is included with "interest expense" in the Statement of Operations. The loan amounts and rates are reset periodically under the revolving credit agreement.

The weighted average outstanding daily balance of all loans (based on the 365 days the loans were outstanding) during the year ended November 30, 2010 was approximately $65,000,000, with a weighted average borrowing cost of 1.35%.

Draws on the line of credit are funded by the issuance of commercial paper. The Lender's obligation under the revolving credit agreement is supported by a Standby Purchase Agreement between the Lender and a commercial bank. The Lender's commitment under the revolving credit agreement is subject to early termination on the scheduled termination date of the Standby Purchase Agreement. The Standby Purchase Agreement had an initial term of 364 days, and is renewable for additional periods, which may be shorter than 364 days. As such, the revolving credit agreement may be terminated by the Lender upon ninety (90) days notice if the Standby Purchase Agreement is not renewed at any time, and is also subject to other customary termination events.

G. Share Repurchases

Under a program initially authorized by the Board of Trustees in July 2009, and subsequently renewed in 2010, the Fund is authorized to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the year ended November 30, 2010, the Fund did not repurchase shares.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase its shares in the open market.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS High Income Trust:

We have audited the accompanying statement of assets and liabilities of DWS High Income Trust (the "Fund"), including the investment portfolio, as of November 30, 2010, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income Trust at November 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts January 21, 2011

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Other Information

The Fund de-listed its common shares from trading on the Chicago Stock Exchange ("CHX") effective December 31, 2010. The Fund's Board of Trustees approved the de-listing of the Fund from the CHX in consideration of efficient management of the Fund's costs, the Fund's primary listing on the New York Stock Exchange ("NYSE") and minimal trading activity of its shares on the CHX. Shares of the Fund will continue to be listed and traded on its primary exchange, the NYSE, and the de-listing is not expected to affect trading on that exchange.

Dividend Reinvestment Plan

A summary of the Fund's Dividend Reinvestment Plan (the "Plan") is set forth below. Shareholders may obtain a copy of the entire Plan by visiting the Fund's Web site at www.dws-investments.com or by writing or calling DWS Investment Service Company ("DISC") at:

P.O. Box 219066

Kansas City, Missouri 64121-9066

(800) 294-4366

If you wish to participate in the Plan and your shares are held in your own name, simply contact DISC for the appropriate form. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares"). Shares in a participant's Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

If, on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share, funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). The Plan Agent (currently Computershare Inc.) will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that the Plan Agent is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to the Plan Agent, Shares valued at net asset value per Share in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' Accounts. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

The cost of Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired in connection with that Purchase. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

A participant may from time to time make voluntary cash contributions to his Account in a minimum amount of $100 (no more than $500 may be contributed per month). Participants making voluntary cash investments will be charged a $0.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions. Please contact DISC for more information on voluntary cash contributions.

The Fund reserves the right to amend the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The Plan may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated by the Fund, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

Shareholders will receive tax information annually for personal records and to assist in preparation of their federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased Shares.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board considered that the Fund's management fee is charged only with respect to net assets, while many of the funds in the peer group pay management fees based upon managed assets. The Board noted that the Fund's total operating expenses excluding certain investment related expenses and based on managed assets were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total operating expenses compared to the total operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates. The Board considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of November 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Trust, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member's successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	122
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	122
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	122
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		122
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	122
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	122
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		122
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	122
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		122
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	122
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	122
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	125

Interested Board Member and Officer4
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served1,5	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke7 (1967) Board Member since 2010 Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
55

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso9 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Effective January 11, 2011, Mr. Gefeke, an interested Board Member and Executive Vice President, resigned from the fund's Board and as an officer.

The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke was an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke received no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 60 Wall Street, New York, New York 10005.

Additional Information

Automated Information Lines	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KHI
CUSIP Number	23337C 208

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee.  An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME TRUST
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$57,557	$0	$11,004	$0
2009	$55,089	$0	$8,232	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$295,930	$0
2009	$0	$440,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services
The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$11,004	$295,930	$645,807	$952,741
2009	$8,232	$440,000	$711,000	$1,159,232

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”).  DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.   E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex.  E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y.  Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chairman), Keith R. Fox, Kenneth C. Froewiss, Henry P. Becton, Jr., Richard J. Herring and William N. Searcy.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting and Guidelines

I.           INTRODUCTION

Deutsche Asset Management (“AM”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices.  Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”).  These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients.  The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies.  In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company.  This applies in particular to non U.S. fund management companies.  The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.           AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1  As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients.  AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist.  ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions.  Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.  Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document.  Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.           POLICIES

1.           Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.           The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter.  The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)
adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)
voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.           Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion.  Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records.  The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request.  The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.           PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.           The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters.  The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually.  The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.  Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible.  Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.  Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.  Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure.  In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes.  Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.           Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.           Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies.  If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

■	Neither the Guidelines nor specific client instructions cover an issue;

■	ISS does not make a recommendation on the issue;

■
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so.  For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.  Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities.  Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

4.           Conflict of Interest Procedures

A.           Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle.  In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC.  As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank.  Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM.  As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”).  Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance.  They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures.  There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.  Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee.  The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest.  For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue.  GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews.  To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue.  In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions.  If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected  clients, or (ii) in accordance with the standard guidelines.  If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note:  Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance.  Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC.  At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the  AM organization (but within  Deutsche Bank and its affiliates)  or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner;  (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report.  If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients.  These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report.  Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee.  In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members.  The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote.  The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.           Investment Companies and Affiliated Public Companies

Investment Companies.  As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.           Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

■
Deutsche Bank Americas Restricted Activities Policy.  This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates.  Specifically, no AM employee may be subject to the supervision or control of any employee of CIB.  No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance.  Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives.  Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct.  The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.           RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

■	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

■	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

–	Analyst worksheets created for stock option plan and share increase analyses.

–	Proxy Edge print-screen of actual vote election.

■
AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

■
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

■
With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

–	The shareholder meeting date;

–	A brief identification of the matter voted on;

–	Whether the matter was proposed by the issuer or by a security holder;

–	Whether the company cast its vote on the matter;

–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

–	Whether the company cast its vote for or against management.

Note:  This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up.  At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.           THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

1
For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

2
The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair.  AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

3
As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4
The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote.  Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended October 2010

[GRAPHIC OMITTED]

Table of contents

I	Board Of Directors And Executives

A	Election Of Directors

B	Classified Boards Of Directors

C	Board And Committee Independence

D	Liability And Indemnification Of Directors

E	Qualifications Of Directors

F	Removal Of Directors And Filling Of Vacancies

G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees

II	Capital Structure

A	Authorization Of Additional Shares

B	Authorization Of “Blank Check” Preferred Stock

C	Stock Splits/Reverse Stock Splits

D	Dual Class/Supervoting Stock

E	Large Block Issuance

F	Recapitalization Into A Single Class Of Stock

G	Share Repurchases

H	Reductions In Par Value

III	Corporate Governance Issues

A	Confidential Voting

B	Cumulative Voting

C	Supermajority Voting Requirements

D	Shareholder Right To Vote

IV	Compensation

A	Establishment of a Remuneration Committee

B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans

D	Golden Parachutes

E	Proposals To Limit Benefits Or Executive Compensation

F	Option Expensing

G	Management board election and motion

H	Remuneration (variable pay)

I	Long-term incentive plans

J	Shareholder Proposals Concerning “Pay For Superior Performance”

K	Executive Compensation Advisory

V	Anti-Takeover Related Issues

A	Shareholder Rights Plans (“Poison Pills”)

B	Reincorporation

C	Fair-Price Proposals

D	Exemption From State Takeover Laws

E	Non-Financial Effects Of Takeover Bids

VI	Mergers & Acquisitions

VII	Social & Political Issues

A	Labor & Human Rights

B	Diversity & Equality

C	Health & Safety

D	Government/Military

E	Tobacco

F	Principles for Responsible Investment (“PRI”)Environmental Issues

VIII	Miscellaneous Items

A	Ratification Of Auditors

B	Limitation Of Non-Audit Services Provided By Independent Auditor

C	Audit Firm Rotation

D	Transaction Of Other Business

E	Motions To Adjourn The Meeting

F	Bundled Proposals

G	Change Of Company Name

H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination

J	Investment Company Proxies

K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies.  As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.           Board of Directors and Executives

A.           Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.           Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.           Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.  However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.           Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.           Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.           Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.           Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.           Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale:  Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.           Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale:  We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.           Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.           Capital Structure

A.           Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.           Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.
“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.           Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.           Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.           Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.           Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.           Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.           Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.           Corporate Governance Issues

A.           Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.  This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.           Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for”management proposals to eliminate it.  The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.           Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.           Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.           Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval.  These plans typically award cash to executives based on company performance.  Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive.  If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.           Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale:  Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay.  It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.           Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)
The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)
The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.           Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.           Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.           Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.           Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.            Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;
•	the election of supervisory board members with too many supervisory board mandates;
•	“automatic” election of former board members into the supervisory board.

Rationale:  Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.           Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale:  Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale:  It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.           Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;
•	establish challenging performance criteria to reward only above average performance;
•	measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;
•	do not allow a repricing of the exercise price in stock option plans.

J.           Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive  compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.           Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

V.           Anti-Takeover Related Issues

A.           Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.           Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis.  The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.           Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.           Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.           Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.           Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.           Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.  In addition, AM has incorporated the Principles for Responsible Investment (PRI) in these Proxy Voting Guidelines.

A.           Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.           Diversity & Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.           Health & Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.           Government/Military

1.
AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.           Tobacco

1.
AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

F.           Principles for Responsible Investment

AM policy is to engage actively with companies on ESG issues and participate in collaborative engagement initiatives. In this context, AM is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights). AM could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable. In addition, AM could ask for standardized ESG reporting and issues to be integrated within annual financial reports.

G.           Environmental Issues

AM policy is to vote “for” increased disclosure on CERES Principles, ESG issues or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power) and to follow management's recommended vote on all other matters related to the above issues.

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

VIII.           Miscellaneous Items

A.           Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.           Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.           Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.           Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.           Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.           Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.           Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.           Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.           Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.           Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.           International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany.  Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The following individual handles the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.
•	Joined Deutsche Asset Management in 1996 and the Fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay , which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.  Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases.  All variable pay delivered via a long-term incentive award is subject to clawback.
To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers
The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Gary Russell	$100,001 - $500,000	$100,001 - $500,000

Conflicts of Interest
In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	10	$6,079,163,373	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	1	$172,260,113	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
December 1 through December 31	-	-	-	795,941
January 1 through January 31	-	-	-	795,941
February 1 through February 28	-	-	-	-
March 1 through March 31	-	-	-	-
April 1 through April 30	-	-	-	-
May 1 through May 31	-	-	-	-
June 1 through June 30	-	-	-	-
July 1 through July 31	-	-	-	-
August 1 through August 31	-	-	-	-
September 1 through September 30	-	-	-	-
October 1 through October 31	-	-	-	-
November 1 through November 30	-	-	-	-
Total	-	-	-

On January 30, 2009, the Fund announced that the Fund’s Board of Trustees has authorized an open-market stock repurchase program.  Effective February 1, 2009 through January 31, 2010, the fund is authorized to effect periodic repurchases up to 5% of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share.

Effective February 1, 2010, the Fund may from time to time repurchase shares in the open market.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 28, 2011